Exhibit 10.1

NEVADA GOLD & CASINOS, INC.
2009 EQUITY INCENTIVE PLAN

(Adopted February 24, 2009)

1.           The Plan.  This 2009 Equity Incentive Plan (the “Plan”) is intended to provide incentive to individuals who have responsibility for the management and growth of Nevada Gold & Casinos, Inc. (the “Company”) and its subsidiaries (including subsidiaries which become such after the adoption of the Plan) to promote the success of the Company’s business by aligning the financial interests of employees, non-employee directors and consultants providing personal services to the Company and its subsidiaries with long-term shareholder value.

2.           Types of Awards.  The following types of awards (each, an “Award”) may be granted: (a) options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (b) options not intended to qualify as ISOs (“NSOs” and together with ISOs, “Options”), (c) stock appreciation rights (“SARs”) and (d) restricted stock grants (“Stock Grants”).

3.           Stock Subject to the Plan.  Subject to the provisions of Section 10 hereof, the total number of shares of Common Stock, par value $.12 per share, of the Company (the “Stock”) which may be issued pursuant to Awards issued under the Plan is 1,750,000.  Shares of Stock issued under the Plan may be authorized but unissued shares of Stock or Stock held as treasury stock.  The following shares of Stock may also be used for issuance of Awards under the Plan:  (i) shares of Stock which have been forfeited under a Stock Grant; and (ii) shares of Stock which are allocable to the unexercised portion of an Option issued under the Plan which has expired or been terminated.  Subject to the provisions of Section 10, no more than 1,500,000 shares of Stock may be issued upon the exercise of ISOs issued under the Plan.  Each share of Stock issuable upon exercise of an Option or subject to a Stock Grant and each share of Stock as to which an SAR is associated shall be counted as one share of Stock at the time of grant for purposes of the limit set forth under this Section and the limit set forth under Section 6(b).  With respect to the combination of a Tandem SAR and an Option, where the exercise of the Tandem SAR or the Option results in the cancellation of the other, each share of Stock associated with a Tandem SAR and the associated Option will only count as one share of Stock at the time of grant for purposes of the limits set forth in this Section and in Section 6(b).

4.           Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”) composed of no fewer than two (2) members of the Board of Directors of the Company (the “Board”) each of whom meets the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee director” under the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or rules and regulations promulgated thereunder.  Except as otherwise provided herein, the Committee shall have plenary authority in its discretion, among other things, to determine to whom among the eligible persons Awards shall be granted, the number of shares of Stock covered by or associated with an Award, the terms of each Award, and whether any Option is intended to be an ISO or an NSO.  The Committee shall have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable.  The interpretation, construction and administration by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding on recipients of Awards hereunder.

5.           Eligibility.  All employees of the Company and its subsidiaries (including, except for purposes of the last sentence of Section 6(a), persons who have accepted offers of employment), consultants to the Company and its subsidiaries, and non-employee directors of the Company shall be eligible for Awards under the Plan.  In making the determination as to employees, consultants and directors to whom Awards shall be granted and as to the number of shares of Stock to be covered by or associated with such Awards, the Committee shall take into account the duties of the respective employees, consultants and directors, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  The adoption of the Plan shall not be deemed to give any employee, consultant or director any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee.  Neither the Plan nor any Award granted hereunder is intended to or shall confer upon any Grantee any right with respect to continuation of employment or retention by the Company or any of its subsidiaries.

6.           Certain Limits on Awards.

(a)           Limit on ISOs.  The aggregate Fair Market Value (determined as of the date of the Option grant) of Stock with respect to which ISOs granted to an employee (whether under the Plan or under any other stock option plan of the Company or its subsidiaries) become exercisable for the first time in any calendar year may not exceed $100,000 (or such other amount as the Internal Revenue Service may decide from time to time for purposes of Section 422 of the Code). If any grant of Options is made to a Grantee in excess of the limits provided in the Code, the excess shall automatically be treated as an NSO.  Only employees of the Company or any of its subsidiaries shall be eligible to receive the grant of an ISO.

(b)           Limit on all Awards.  The number of shares of Stock with respect to which an employee may be granted Awards under the Plan during any calendar year shall not exceed 250,000, subject to the provisions of Section 10.

7.           Terms and Conditions of Options.   The Committee may in its discretion grant Options, which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)           Form of Option.  Each Option granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement”) which shall clearly identify the status of the Option granted (i.e., whether an ISO or an NSO) and which shall be in such form as the Committee shall from time to time approve.  The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option as the Committee shall deem advisable.

(b)           Stated Term.  The term of each Option granted hereunder shall be for a maximum of ten years from the date of granting thereof, or a maximum of five years in the case of an ISO granted to a 10% Holder (as such term is defined in Section 16), but may be for a lesser period or be subject to earlier termination as provided by the Committee, the provisions of the Plan or the Option Agreement.

(c)           Option Exercise Price.  Each Option shall state a per share option exercise price, which shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the Option grant, nor less than 110% of such Fair Market Value in the case of an ISO granted to an individual who, at the time the Option is granted, is a 10% Holder.  The Fair Market Value of shares of Stock shall be determined by the Committee based upon (i) the average of the high and low prices of the Stock on the NYSE Alternext US on the date of the granting of the Award, or (ii) such other measure of fair market value as may reasonably be determined by the Board (but consistent with the rules under Section 409A of the Code).  “Fair Market Value” as used throughout the Plan shall mean the fair market value as determined in accordance with this Section.

(d)           Exercise of Options.  An Option may be exercised from time to time as to any part or all of the Stock as to which it is then exercisable in accordance with its terms, provided, however, that an Option may not be exercised as to fewer than 100 shares at any time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares).  The Option exercise price shall be paid in full at the time of the exercise thereof (i) in cash, (ii) by shares of Stock (including by withholding shares of Stock deliverable upon exercise of the Option) with a Fair Market Value equal to such exercise price, or (iii) by a combination of cash and shares of Stock pursuant to clause (ii) above, provided that the withholding of shares of Stock deliverable upon exercise of the Option shall not be permitted with respect to the exercise of any Option intended to qualify as an ISO.  The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option prior to the date of exercise.

(e)           Non-Transferability of Options.  Options shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the Grantee only by him or his legal representative.  Any attempt to transfer an Option other than as permitted above shall terminate the Option and all rights of the Grantee to that Option.

(f)           Cessation of Service.

(i)           Termination Date.  For purposes of the Plan, the phrase “cessation of service” or any variation thereof shall mean (A) with respect to an employee, such employee’s ceasing to be employed by the Company or any of its subsidiaries, (B) with respect to a non-employee director, such director’s ceasing to be a member of the Board, or (C) with respect to a consultant, termination of the contractual relationship between such consultant and the Company, in each instance for any reason, including in the case of employees, as a result of Retirement or Disability.  The phrase “Termination Date” shall mean the date of any cessation of service.  With respect to employees, the Committee shall determine on a case by case basis whether an authorized leave of absence or absence on military or government service shall constitute a termination of the employment of the employee.

(ii)           Termination of Employee Options.

(A)           Death of the Grantee.  In the event of a Grantee’s death (A) while providing services to the Company or any of its subsidiaries as an employee, or (B) following a termination of employment due to Disability, unless otherwise expressly provided in the Option Agreement, the Option shall become fully exercisable by the Grantee’s estate upon such Grantee’s death and shall remain exercisable for a period of twelve (12) months following the Grantee’s death (or, if shorter, the remainder of the Option term as set forth in the Option Agreement).

(B)           Other Terminations of Employment.

 (1)           Except as set forth in clause (A) above or as otherwise determined by the Committee, the number of shares of Stock which may be purchased upon the exercise of an Option granted to an employee shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date.

 (2)           If the Grantee’s cessation of employment occurred as a result of the Grantee’s Disability or Retirement, unless otherwise expressly provided in the Option Agreement, the Option shall remain exercisable for a period of twelve (12) months following the Termination Date (or, if shorter, the remainder of the Option term as set forth in the Option Agreement).  Except as otherwise set forth in this Section 7(f) or in the Option Agreement, an Option granted to an employee shall remain exercisable for three (3) months (or, if shorter, the remainder of the Option term as set forth in the Option Agreement) following the Termination Date.  For purposes of this clause (B)(2) only, an employee who continues to provide services to the Company as a non-employee director of the Company or as a consultant to the Company following termination of his employment by the Company or its subsidiary shall be deemed to continue to be an employee of the Company for the period of such provision of services or consultancy.

(C)           Certain Definitions used herein.  The term “Retirement” as used herein shall mean an employee’s retirement in good standing under the Company’s established rules and policies then in effect as determined by the Committee. The term “Disability” as used herein shall have the meaning ascribed to “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

(iii)           Termination of Consultant Options. Except as otherwise expressly provided in the Option Agreement, in the event of a cessation of service of a consultant, the number of shares of Stock which may be purchased upon the exercise of an Option shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date.  Except as otherwise set forth in the Option Agreement, an Option granted to a consultant shall remain exercisable for a period of three (3) months following the Termination Date (or, if shorter, the remainder of the Option term as set forth in the Option Agreement).

(iv)           Termination of Non-Employee Director Options.  Unless otherwise expressly provided in the Option Agreement, the number of shares of Stock which may be purchased upon the exercise of an Option granted to a non-employee director shall not exceed the number of shares of Stock as to which such Option was exercisable pursuant to the Plan and the Option Agreement as of the Termination Date.  An Option exercisable in accordance with the previous sentence shall remain exercisable for three (3) months (or, if shorter, the remainder of the Option term as set forth in the Option Agreement) following the Termination Date.

(v)           Other Limitations.  Notwithstanding any other provisions of this Plan, specifically including Sections 7(f) and 9(f), if the Committee finds by a majority vote after full consideration of the facts that a Grantee, before or after termination of his service with the Company or any of its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or any of its subsidiaries, which conduct damaged the Company or any of its subsidiaries, or disclosed trade secrets of the Company or any of its subsidiaries, or (b) participated, engaged in or had a material financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or any of its subsidiaries without the written consent of the Company or such subsidiary, the Grantee shall forfeit all outstanding Options and all outstanding Awards, including all exercised Awards pursuant to which the Company has not yet delivered evidence of the shares. Clause (b) shall not be deemed to have been violated solely by reason of a Grantee’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.  In addition to the foregoing, the Committee may impose such other limitations and restrictions on the exercise of an Award following the Termination Date as it deems appropriate.

                                The decision of the Committee as to the cause of an employee’s discharge, the damage done to the Company or its subsidiary, and the extent of a Grantee’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the employee by the Company or its subsidiary in any manner.

8.           Terms and Conditions of Stock Appreciation Rights.  The Committee may in its discretion grant a right to receive the appreciation in the Fair Market Value of shares of Stock (a “Stock Appreciation Right” or “SAR”), which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)           Form of SAR.  Each SAR granted pursuant to the Plan shall be evidenced by an agreement (the “SAR Agreement”) which shall be in such form as the Committee shall from time to time approve.  SARs may be granted alone (a “Freestanding SAR”) or in combination with an Option (a “Tandem SAR”).

(b)           Grant and Term of SARs.  The term of each Freestanding SAR shall be for a maximum of ten years from the date of granting thereof, but may be for a lesser period or be subject to earlier termination as provided by the Committee or the provisions of the Plan or SAR Agreement.  Any Tandem SAR must be granted at the same time as the related Option is granted, and such Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Tandem SAR granted with respect to less than the full number of shares of Stock covered by the related Option shall not be reduced until the number of shares of Stock then issuable upon exercise of the related Option is equal to or less than the number of shares of Stock covered by the Tandem SAR.

(c)           SAR Exercise Price.  Each SAR Agreement shall state a per share exercise price, which shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the SAR grant.

(d)           Exercise and Value of SARs.  An SAR may be exercised from time to time to the extent it is then exercisable in accordance with its terms.  Upon exercise of a Freestanding SAR, the holder will be entitled to receive an amount in cash or shares of Stock, as set forth in the SAR Agreement, equal to the excess of the Fair Market Value of a share of Stock on the date of the exercise less the exercise price, multiplied by the number of shares of Stock covered by such Freestanding SAR.  Upon the exercise of a Tandem SAR, the holder may surrender any related Option or portion thereof which is then exercisable and elect to receive in exchange therefor cash or shares of Stock, as set forth in the SAR Agreement, in an amount equal to the excess of the Fair Market Value of such share of Stock on the date of the exercise less the exercise price, multiplied by the number of shares of Stock covered by the related Option or the portion thereof which is so surrendered.  Any Option related to a Tandem SAR shall no longer be exercisable to the extent the related Tandem SAR has been exercised.  No fractional shares of Stock shall be issued hereunder.  The holder of an SAR shall not have any rights as a stockholder with respect to the Stock covered by the SAR, unless and until shares of Stock are issued to the Grantee upon the exercise of such SAR.

(e)           Payment of Stock Appreciation Right.  Payment of an SAR shall be in the form of shares of Stock, cash or any combination of shares of Stock and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the SAR or at the time of exercise of the SAR.  All shares of Stock issued upon the exercise of an SAR shall be valued at the Fair Market Value of such Stock at the time of the exercise of the SAR.

(f)           Transfer of SARs.  All SARs shall be subject to the same restrictions on transfer as are applicable to Options pursuant to Section 7(e).  Any attempt to transfer an SAR other than as permitted under the Plan shall terminate the SAR and all rights of the Grantee to that SAR.

(g)           Termination of Employment.  Unless otherwise expressly provided in the SAR Agreement, the terms and conditions relating to the treatment of Options following cessation of service set forth in Section 7(f) shall apply to SARs, and the holders of SARs shall have the same rights and be subject to the same restrictions and limitations as Grantees pursuant to such Section.

(h)           No Dividends or Dividend Equivalents.  Notwithstanding anything to the contrary herein, no dividends or dividend equivalents will be payable with respect to outstanding SARs.

9.           Terms and Conditions of Stock Grants.  The Committee may in its discretion grant Stock Grants, which shall be made subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)           Form of Grant.  Each Stock Grant shall be evidenced by an agreement (the “Restricted Stock Agreement”) executed by the Company and the Grantee, in such form as the Committee shall approve, which Agreement shall be subject to the terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe.

(b)           Number of Shares Subject to an Award; Consideration.  The Restricted Stock Agreement shall specify the number of shares of Stock subject to the Stock Grant.  A Stock Grant shall be issued for such consideration as the Committee may determine appropriate and may be issued for no cash consideration or for such minimum cash consideration as may be required by applicable law.

(c)           Conditions.  Each Stock Grant shall be subject to such conditions as the Committee shall establish (the “Conditions”), which may include, but not be limited to, conditions which are based upon the continued service of the Grantee over a specified period of time, or upon the attainment by the Company of one or more measures of the Company’s operating performance, such as increases in cash flows, net profits, Stock price, Company, segment or affiliate sales, market share, earnings per share, return on assets, or return on stockholder equity or, except in the case of persons who are “covered employees” within the meaning of Section 162(m) of the Code, such other measures as may be determined by the Committee (the “Performance Conditions”), or upon a combination of such factors.  Measures of operating performance may be based upon the performance of the Company or upon the performance of a defined business unit or function for which the Grantee has responsibility or over which the Grantee has influence.  The Grantee shall have a vested right to the Stock subject to the Stock Grant to the extent that the Conditions applicable to such Stock Grant have been satisfied.  A Grantee shall forfeit all of his right, title and interest in and to any Stock subject to a Stock Grant in the event that (and to the extent that) such Conditions are not satisfied.

(d)           Special rules relating to Stock Grants subject to Performance Conditions.

(i)           The Committee may award Stock Grants to employees or consultants subject to satisfaction of specified performance goals established by the Committee. The terms and provisions relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and the regulations issued thereunder. The designation of an employee or consultant eligible for a specific performance based Stock Grant shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated employee or consultant if the performance goal or goals are met.  Except with respect to persons who are “covered employees” within the meaning of Section 162(m) of the Code, the Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

(ii)           The Committee must certify in writing that a performance goal has been satisfied prior to the vesting of Stock under any Stock Grant subject to Performance Conditions.  If the Committee certifies the entitlement of an employee or consultant to the Stock underlying such a Stock Grant, evidence thereof will be delivered to such employee or consultant as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding.

(e)           Limitations on Transferability.  As used herein, the term “Restricted Period” means, with respect to any shares of Stock subject to a Stock Grant, the period beginning on the Award Date and ending on the date on which the Conditions applicable to the Stock Grant have been met.  During the Restricted Period, Stock Grants shall not be transferable other than by will or the laws of descent and distribution, and during the lifetime of the Grantee, the Grantee will not be permitted to sell, transfer, exchange, pledge, assign or otherwise dispose of any shares of Stock subject to the Stock Grant (except for shares of Stock as to which the Grantee’s rights have vested).  Any attempt to transfer a Stock Grant other than as permitted under the Plan shall terminate the Stock Grant and all rights of the Grantee to that Stock Grant.

(f)           Cessation of Service

(i)           Death of Employee Grantee.  In the event of a Termination Date during the Restricted Period as a result of an employee’s death, all remaining time-based restrictions shall be accelerated and be deemed to have been satisfied as of the Termination Date, and all stock underlying a Stock Grant subject to Performance Conditions which have not been satisfied shall be forfeited and shall be retired by the Company and resume the status of treasury shares as of the Termination Date.

(ii)           Other Cessations of Service.  Upon a cessation of service during the Restricted Period for any reason other than as set forth in Section 9(f)(i) above, all shares of Stock subject to a Stock Grant as to which the Conditions have not lapsed or been satisfied or waived shall be forfeited by the Grantee and shall be retired by the Company and shall resume the status of treasury shares as of the Termination Date.  In the event of a Grantee’s cessation of service for any reason, including as a result of a Grantee’s death, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all time-based or continuous service Conditions or Performance Conditions with respect to all or part of such Grantee’s Stock Grant, except as to any Stock Grant that is intended to constitute “performance-based compensation” under Section 162(m) of the Code, and provided the Committee may not exercise such discretion in connection with a termination of service for gross misconduct, including without limitation, violations of applicable Company policies or legal or ethical standards.

(g)           Rights as a Stockholder.  Except as otherwise provided herein or as the Committee may otherwise determine, a Grantee of a Stock Grant shall have all of the rights of a stockholder of the Company, including the right to vote the shares subject to a Stock Grant and to receive dividends and other distributions thereon, provided that distributions in the form of stock shall be subject to all of the terms and conditions of the Plan and the Restricted Stock Agreement.

10.         Changes in Capitalization, Dissolution and Change in Control.

(a)           Changes in Capitalization.  In the event of a change in the outstanding stock of the Company (including but not limited to changes in either the number of shares or the value of shares) by reason of any stock split, reverse stock split, dividend or other distribution (whether in the form of shares, other securities or other property, but not including regular cash dividends), extraordinary cash dividend, recapitalization, merger in which the stockholders of the Company immediately prior to the merger continue to own a majority of the voting securities of the successor entity immediately after the merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities, or other similar corporate transaction or event, if the Committee shall determine in its sole discretion that, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, such transaction or event equitably requires an adjustment in the aggregate number and/or class of shares of Stock available under the Plan (including for this purpose the number of shares of Stock available for issuance under the Plan or limit under Section 6(b)) or in the number, class and/or price of shares of Stock subject to outstanding Options and/or Awards), such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes under the Plan.  A participant holding an outstanding award has a legal right to an adjustment that preserves without enlarging the value of such award, with the terms and manner of such adjustment to be determined by the Committee.

(b)           Dissolution.  Notwithstanding any other provision of this Plan or any Award Agreement entered into pursuant to the Plan, to the extent permitted by applicable law, upon a dissolution of the Company: (i) all Options and SARs then outstanding under the Plan shall become fully exercisable as of the effective date of the dissolution; and (ii) all Conditions of all Stock Grants then outstanding shall be deemed satisfied as of the effective date of the dissolution.  In addition, the Board may in its discretion cancel all or any portion of a Grantee’s then outstanding Options and SARs, and in consideration of such cancellation, shall cause to be paid to such Grantee pursuant to the plan of dissolution, an amount in cash equal to the difference between the value of the consideration (as determined by the Board) received by the stockholders of the Company for a share of Stock under the plan of dissolution and any applicable exercise price.  Options and SARs not exercised or cancelled prior to or upon a dissolution shall be terminated.

(c)           Change in Control.

(i)           If Awards granted to employees, consultants and non-employee directors pursuant to the Plan continue to be outstanding following the effective date of a Change in Control, then in the event of a Qualified Termination (as defined below) of a Grantee’s employment with the Company or any of its subsidiaries or a cessation of service with respect to a non-employee director or consultant during the three (3) year period following the Change in Control and prior to the full vesting of an Award granted to such Grantee under the Plan prior to the Change in Control, all outstanding unvested Awards granted to such Grantee prior to the Change in Control shall immediately become fully vested and exercisable to the extent permitted by law, notwithstanding any provisions of the Plan or of the applicable Award Agreement to the contrary.

(ii)           If Awards issued pursuant to the Plan do not continue to be outstanding following the effective date of a Change in Control, then to the extent Awards are not substituted or replaced with Qualified Substitute Awards, (A) any Options and SARs not so substituted or replaced shall become fully exercisable as of the date of the Change in Control; and (B) the Conditions of any Stock Grants not so substituted or replaced shall be deemed satisfied as of the effective date of the Change in Control.  In addition, the Board (constituted immediately prior to the effectiveness of such Change in Control) may in its discretion cancel all or any portion of a Grantee’s then outstanding Options and SARs, and in consideration of such cancellation, shall cause to be paid to such Grantee upon the effectiveness of such Change in Control, an amount in cash equal to the difference between the value of the consideration (as determined by the Board) received by the stockholders of the Company for a share of Stock in the Change in Control and any applicable exercise price.  Options and SARs described in this clause (ii) that are not substituted or replaced with Qualified Substitute Awards and are not exercised or cancelled prior to or upon a Change in Control shall be terminated.

(iii)           For the purpose of this Section 10(c), the following terms shall have the following meanings:

(A)           A “Change in Control” shall mean and include the following transactions or situations:

 (1)           A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company’s then outstanding securities to any “Unrelated Person” or “Unrelated Persons” acting in concert with one another. For purposes of this definition, the term “Person” shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a “group” as referred to in Section 13(d)(3) of the Exchange Act). For purposes of this definition, the term “Unrelated Person” shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company’s securities pursuant to a firm commitment shall not be a Change in Control;

 (2)           A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another;

 (3)           A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the “Beneficial Owner,” directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company’s then outstanding securities. For purposes of this definition, the term “Beneficial Owner” shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Exchange Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities;

 (4)           Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation’s then outstanding securities;

 (5)           During any period of two years, individuals who, at the beginning of such period, constituted the Board of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

 (6)           A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

(B)           A “Qualified Termination” shall mean:

 (1)           A termination by the Company of a Grantee’s employment with the Company or any of its subsidiaries for any reason other than the Grantee’s death, Disability, willful misconduct or activity deemed detrimental to the interests of the Company, provided the Grantee executes a general release in favor of the Company; or

 (2)           A resignation by the Grantee from employment with the Company or any of its subsidiaries with good reason, which includes (i) a substantial adverse change in the nature or status of the Grantee’s responsibilities, (ii) a reduction in the Grantee’s base salary and/or levels of entitlement or participation under any incentive plan or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the Grantee to relocate to a work location more than fifty (50) miles from his work location prior to the Change in Control.

 (3)           A “Qualified Substitute Award” shall mean an Award which has substantially the same value and is subject to terms and conditions, including vesting, no less favorable to the Grantee than the vesting and other terms and conditions for which such Award was substituted, and which Award provides for immediate vesting upon a Qualified Termination of the Grantee’s employment by the successor employer or a cessation of service of a non-employee director or consultant within the three (3) year period following the date of grant of such Qualified Substitute Award.

(d)           No Constraint on Corporate Action.  Nothing in the Plan shall be construed (i) to limit or impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structure, or to merge or consolidate, dissolve or sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 13, to limit the right or power of the Company or any subsidiary to take any action which such entity deems to be necessary or appropriate.

(e)           Limitation on Adjustments under Section 162(m).  Notwithstanding anything to the contrary in this Section 10, no adjustments shall be made under this Section 10 with respect to an Award to an employee covered under Section 162(m) of the Code to the extent such adjustment would cause an Award intended to qualify as “performance-based compensation” under that Section of the Code to fail to so qualify.

11.           Stockholder Approval.  The Plan is subject to the approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Company within twelve months after the date of the adoption of the Plan by the Board (the date of which approval is the “Effective Date”).  No Award granted under the Plan shall vest or be exercisable prior to the Effective Date.  If the Effective Date shall not occur on or before February 23, 2010, the Plan and all then outstanding Awards made hereunder shall automatically terminate and be of no further force and effect.

12.           Term of Plan.  The Plan, if approved by the Company’s stockholders, will be effective February 24, 2009.  The Plan shall terminate on February 23, 2019 and no Awards shall be granted after such date, provided that the Board may at any time terminate the Plan prior thereto.  Except as provided in Section 10, the termination of the Plan shall not affect the rights of Grantees under Awards previously granted to them and all Awards shall continue in full force and effect after termination of the Plan, except as such Awards may lapse or be terminated by the terms of the Plan or the Award Agreement.

13.           Amendment of the Plan.  The Board shall have complete power and authority to modify or amend the Plan (including the forms of Award Agreements) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of a majority of the shares of Stock present in person or represented by proxy at a duly held meeting of the stockholders of the Company, (i) increase the maximum number of shares of Stock which in the aggregate are subject to Awards or which may be granted pursuant to Options under the Plan (except as provided by Section 10), (ii) extend the term of the Plan or the period during which Awards may be granted or exercised, (iii) reduce the Option or SAR exercise price below 100% (110% in the case of an ISO granted to a 10% Holder) of the Fair Market Value of the Stock issuable upon exercise of the Option or to which the SAR relates, as applicable, at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof (consistent with the rules under Section 409A of the Code), (iv) except as provided by Section 10, increase the maximum number of shares of Stock for which an employee may be granted an Award during any calendar year under the Plan pursuant to Section 6(b), (v) materially increase the benefits accruing to participants under the Plan, (vi) change the designation or class of employees eligible to receive Awards under the Plan, or (vii) with respect to Options which are intended to qualify as ISOs, amend the Plan in any respect which would cause such Options to no longer qualify for ISO treatment pursuant to the Code.  No amendment of the Plan shall, without the consent of the Grantee, adversely affect the rights of such Grantee under any outstanding Award Agreement.

           The Plan is intended to comply with the requirements of Section 409A of the Code, without triggering the imposition of any tax penalty thereunder.  To the extent necessary or advisable, the Board may amend the Plan or any Award Agreement to delete any conflicting provision and to add such other provisions as are required to fully comply with the applicable provisions of Section 409A of the Code and any other legislative or regulatory requirements applicable to the Plan.

14.           Taxes.  The Company may make such provisions as it deems appropriate for the withholding of any income, employment or other taxes which it determines is required in connection with any Award made under the Plan, including requiring the Grantee to make a cash payment to the Company equal to the Company’s withholding obligation or deducting such amount from any payment of any kind otherwise due to the Grantee.  The Company may further require notification from the Grantee upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

15.           Indemnification of the Committee and the Board. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and/or the Board. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and/or the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and/or the Board may be entitled as a matter of law, contract, or otherwise.

16.           Code References and Definitions.  Whenever reference is made in the Plan to a Section of the Code, the reference shall be to such section as it is now in force or as it may hereafter be amended.  The term “subsidiary” shall have the meaning given to the term “subsidiary corporation” by Section 424(f) of the Code.  The terms “Incentive Stock Option” and “ISO” shall have the meanings given to them by Section 422 of the Code.  The term “10% Holder” shall mean any person who, for purposes of Section 422 of the Code, beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company.  The term “Grantee” means the holder of an Option, an SAR or a Stock Grant granted hereunder.  The term “Award Agreement” as used herein means an Option Agreement, SAR Agreement or Restricted Stock Agreement.